Exhibit 32.2

             CERTIFICATION OF PRINCIPAL EXECUTIVE, ACCOUNTING AND
             FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Quarterly Report of St. Joseph Energy, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kenneth L. Johnson, Secretary/Treasurer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Kenneth L. Johnson
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Kenneth L. Johnson
Secretary/Treasurer/Director

November 17, 2003